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                                                                    Exhibit 99.1

                                 REVOCABLE PROXY

                             Kankakee Bancorp, Inc.
                         Special Meeting of Stockholders

     The undersigned hereby appoints ___________________ of Kankakee Bancorp, Inc. ("Kankakee Bancorp") to act as attorney and proxy for the undersigned to vote all shares of common stock of Kankakee Bancorp that the undersigned is entitled to vote at Kankakee Bancorp's Special Meeting of Stockholders (the "Meeting"), to be held on ________________, 2003, at the offices of Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLC, 333 W. Wacker Drive, Suite 2700, Chicago, Illinois 60606, at __:00 __.m., local time, and any and all adjournments and postponements thereof, as follows:

         The approval of the Agreement and Plan of Merger, dated as of May 27, 2003 (the "Merger Agreement"), between Kankakee
         Bancorp, Inc. and Aviston Financial Corporation and the transactions it contemplates

               [_] FOR          [_] AGAINST      [_] ABSTAIN

                    The Board of Directors recommends a
              vote "FOR" approval of the Merger Agreement and
                     the transactions it contemplates.

         The adoption of an amendment to the Certificate of Incorporation of Kankakee Bancorp, Inc., changing its name to _______________________

               [_] FOR          [_] AGAINST      [_] ABSTAIN

                    The Board of Directors recommends a vote "FOR"
            adoption of this amendment to the Certificate of Incorporation.

         The adoption of an amendment to the Certificate of Incorporation of Kankakee Bancorp, Inc., increasing the number of authorized shares of common stock from 3.5 million to 5.5 million

               [_] FOR          [_] AGAINST      [_] ABSTAIN

                    The Board of Directors recommends a vote "FOR"
            adoption of this amendment to the Certificate of Incorporation.

         The adoption of an amendment to the Certificate of Incorporation of Kankakee Bancorp, Inc., changing the manner in which the Certificate of Incorporation may be amended

               [_] FOR          [_] AGAINST      [_] ABSTAIN

                    The Board of Directors recommends a vote "FOR"
            adoption of this amendment to the Certificate of Incorporation.

         The approval to adjourn the Meeting in the event that an insufficient number of shares is present in person or by proxy to approve the Merger Agreement to permit further solicitation

               [_] FOR          [_] AGAINST      [_] ABSTAIN

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES, FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING KANKAKEE BANCORP'S NAME TO __________________, FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM 3.5 MILLION TO 5.5 MILLION, FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING THE MANNER IN
WHICH THE CERTIFICATE OF INCORPORATION MAY BE AMENDED AND FOR ANY RESOLUTION TO
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ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES. IF ANY
OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Kankakee Bancorp at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Kankakee Bancorp at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Kankakee Bancorp, prior to the execution of this proxy, of Notice of the Special Meeting and a Proxy Statement-Prospectus.

Date:______________________, 2003        ______________________________________
                                         PRINT NAME OF STOCKHOLDER

                                         ______________________________________
                                         SIGNATURE OF STOCKHOLDER

                                         ______________________________________
                                         PRINT NAME OF STOCKHOLDER

                                         ______________________________________
                                         SIGNATURE OF STOCKHOLDER

                                         Please sign exactly as your name
                                         appears on this card. When signing as
                                         attorney, executor, administrator,
                                         trustee or guardian, please give your
                                         full title. If shares are held
                                         jointly, each holder should sign.

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                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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